SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                            Amendment 1 to
                              FORM 8-K

                           Current Report
                   Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act

                          November 23, 2010
            Date of Report (Date of Earliest Event Reported)


                       Iron Eagle Group, Inc.
             --------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-22965             84-1414869
---------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number  (I.R.S. Employer
of incorporation or organization                       Identification
                                                             Number)

          448 West 37th Street, Suite 9G
          New York, New York                             10018
---------------------------------------------------------------------
     (Address of principal executive offices,          Zip Code)

                             (888) 481-4445
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           Explanatory Note

This amendment 1 to Form 8-K is being filed solely to include the proforma statements required pursuant to Regulation S-X.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
No.            Description
---            -----------
10-1           Member Interest Purchase Agreement dated
                 January 21, 2011 incorporated by reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
10-2           Pledge and Assignment of Membership Interest dated
                 January 21, 2011 incorporated by reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
10-3           Jason M. Shapiro Employment Agreement effective January
                 1, 2011 incorporated by reference to Form 8-K
                 dated November 23, 2010 filed on February 4, 2011
10-4           Joseph LoCurto Consulting Agreement effective January 1,
                 2011 incorporated by reference to Form 8-K
                 dated November 23, 2010 filed on February 4, 2011
10-5           Jed Sabio Employment Agreement effective January 1, 2011
                 incorporated by reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
10-6           Lease between the registrant and Belle Haven Capital,
                 LLC dated September 1, 2010 and amended on January 1, 2011 incorporated by reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
99-1           Press release dated November 29, 2010 incorporated by
                 reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
99-2           Press release dated January 25, 2011 incorporated by
                 reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
99-3           Media Relations Agreement between the registrant and
                 Market Update Network Corp. incorporated by reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
99-4           Press release dated February 1, 2011 incorporated by
                 reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
99-5           Financial Statements of Sycamore Enterprises LLC
                 incorporated by reference to Form 8-K dated November 23, 2010 filed on February 4, 2011
99-6           Proforma financial statements

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Jason Shapiro
         ------------------------
         Jason Shapiro
         Chief Executive Officer


Dated:  April 7, 2011

The following proforma information reflects the acquisition of Delta by Iron Eagle. The Unaudited Proforma Consolidated Balance Sheet as of December 31, 2010 and Unaudited Proforma Consolidated Income Statement for the year ended December 31, 2010 have been prepared to reflect the acquisition and the adjustments described in the accompanying notes. The historical financial statements for Iron Eagle are presented from audited financial statements as of and for the year ended December 31,
2010.    The historical unaudited financial statements for Delta are prepared as of and for the year ended December 31, 2010. The Unaudited Proforma Consolidated Balance Sheet is prepared as of the acquisition occurred on December 31, 2010.

  The Unaudited Proforma Consolidated Income Statement was prepared
assuming the acquisition occurred on January 1, 2010.   The proforma
financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of December 31, 2010 or what the actual results would have been assuming the acquisition had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

                        IRON EAGLE GROUP, INC. FINANCIALS
                 Pro Forma Consolidated Balance Sheet
                          December 31, 2010
                              (Unaudited)

                                             December 31, 2010
                                      ---------------------------
                                                Delta
                            Iron Eagle(a)  Mechanical(b) Adjustments(c) Pro Forma
                             -------------   ------------- -------------- ---------
							   (Unaudited)
ASSETS
Current Assets
  Cash                          $      976     $ 2,168,186 $        -   $ 2,169,162
  Contracts Receivable, Net              -      15,571,073          -    15,571,073
  Costs and Estimated
    Earnings in Excess
    of Billings                          -         701,615          -       701,615
  Deposits                               -         133,950          -       133,950
  Other Prepaid Assets             611,563         330,379          -       941,942
  Other Assets                       6,000               -          -         6,000
                                ----------     ----------- ----------   -----------
Total Current Assets            $  618,539     $18,905,203          -   $19,523,742

Fixed Assets, Net of
  Accumulated Depreciation      $    2,150     $   303,067          -   $   305,217
Goodwill                                 -               -  4,615,841     4,615,841
Non-Compete                              -               -    300,000       300,000
                                ----------     ----------- ----------   -----------
TOTAL ASSETS                    $  620,689     $19,208,270 $4,915,841   $24,744,800
                                ==========     =========== ---=======   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable -
    Related Parties             $  479,439             $ 0          -      $479,439
  Accounts Payable                  78,409      10,051,160          -    10,129,569
  Advances From Officer            289,758               -          -       289,758
  Other Accrued Liabilities        795,936         233,708          -     1,029,644
  Note Payable - Related Party      18,773         750,000          -       768,773
  Billings in Excess of Costs
    and Estimated Earnings               -       2,646,431          -     2,646,431
  Current Maturities -
    Note Payable                         -           3,460          -         3,460
  Accrued Distribution -
    Taxes                                -         621,478          -       621,478
  Capital Lease                      2,344               -          -         2,344
  Seller's Note                          -               -  9,000,000     9,000,000
  Shares to be Issued               42,155               -          -        42,155
  Line of Credit                    50,000               -          -        50,000
                                ----------     ----------- ----------   -----------
Total Current Liabilities       $1,756,814     $14,306,237 $9,000,000   $25,063,051
                                ----------     ----------- ----------   -----------




Note Payable - Long Term,
  Less Current                           -           4,553          -         4,553
Earn-out                                 -               -    813,321       813,321
                                ----------     ----------- ----------   -----------
TOTAL LIABILITIES               $1,756,814     $14,310,790 $9,813,321   $25,880,925

Stockholders' Equity
  Preferred Stock (0 and 0
    shares issued and outstanding)       -               -          -             -
  Common Stock (11,571,706 and
    1,000 shares issued and
    outstanding)                       116               -          -           116
  Additional Paid in Capital        79,851               -          -        79,851
  Accumulated Deficit           (1,216,092)      4,897,480 (4,897,480)   (1,216,092)
                                ----------     ----------- ----------   -----------
Total Stockholders' Equity      (1,136,125)      4,897,480 (4,897,480)   (1,136,125)
                                ----------     ----------- ----------   -----------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY          $  620,689     $19,208,270  4,915,841   $24,744,800
                                ==========     =========== ==========   ===========
Consideration:
Seller's Note                                    9,000,000
Earnout - over 4 years                             813,321 Present Value of
                                               -----------  Earnout
Total Purchase Price                           $ 9,813,321

Allocation of Purchase Price
----------------------------
Equity of Delta Mechanical Contractors         $ 4,897,480
Non-compete                                        300,000
Customer Contracts                                       -
Goodwill                                         4,615,841
                                               -----------
Total Allocation                               $ 9,813,321

                       IRON EAGLE GROUP, INC.
                  (A Development Stage Enterprise)
          Notes to the Consolidated Financial Statements
                  As of December 31, 2010 and 2009

 (a) Scheduled from Iron Eagle's audited consolidated balance sheet as of December 31, 2010

(b) Scheduled from Delta's unaudited balance sheet as of December 31,
2010

(c) Adjustments made to allocate the purchase price of Delta. With the acquisition of Delta, the Company received $18,905,203 in current assets and $303,067 of fixed assets, which were depreciated and approximated fair value. The Company assumed current liabilities of $14,306,237 and a $4,553 long term note payable. The former Delta members have a four year earn-out that has been recorded at the net present value of the future cash flows. Specifically identified intangibles include $300,000 for non-compete agreements with the former owner and goodwill of $4,802,520.

                       IRON EAGLE GROUP, INC. FINANCIALS
             Pro Forma Consolidated Income Statement
              For the Year Ended December 31, 2010

                               Year Ended December 31, 2010
                               ----------------------------
                                     Delta
                    Iron Eagle(a) Mechanical(b) Adjustments Pro Forma
                         ---------  ----------- ---------  -----------

REVENUES                 $       -   $47,274,347      $  - $47,274,347

COST OF SALES                    -    41,848,069            41,848,069
                         ---------   ----------  --------  -----------

GROSS PROFIT                     -    5,426,278              5,426,278

OPERATING EXPENSES
  Shares Issued for
    Services                30,000            -         -       30,000
  Operating Expenses       118,419    1,247,499         -    1,365,918
  Compensation Expense     506,319    1,541,703         -    2,048,022
  Professional Fees        129,117      681,666         -      810,783
  Professional Fees to
    Related Parties        158,400            -         -      158,400
                         ---------   ----------  --------  -----------
TOTAL OPERATING EXPENSES   942,255    3,470,868         -    4,413,123
                         ---------   ----------  --------  -----------
NET OPERATING
  INCOME (LOSS)           (942,255)   1,955,410         -    1,013,155

OTHER INCOME (EXPENSE)      (2,865)     (85,771)        -      (88,636)
                         ---------   ----------  --------  -----------
NET INCOME (LOSS) BEFORE
  INCOME TAXES            (945,120)   1,869,639         -      924,519
  Provision for Income
    Taxes (Expense)
    Benefit                      -            -         -            -
                         ---------   ----------  --------  -----------
NET INCOME (LOSS)        $(945,120)  $1,869,639  $      -  $   924,519
                         =========   ==========  ========  ===========

EARNINGS PER SHARE
Earnings per Share,
  basic and diluted      $   (0.22)                        $      0.22
                         =========                         ===========
Weighted Average Shares
  Outstanding,
  basic and diluted      4,277,132                           4,277,132
                         =========                         ===========

                       IRON EAGLE GROUP, INC.
                  (A Development Stage Enterprise)
          Notes to the Consolidated Financial Statements
                  As of December 31, 2010 and 2009

(a) Scheduled from Iron Eagle's audited consolidated income statement for the year ended December 31, 2010

(b) Scheduled from Delta's unaudited income statement for the year December 31, 2010